Exhibit 10.4

Seventh Amendment, Consent and Waiver to the Agreement for Purchase and Sale

“Seventh Amendment”

Among:	Continental Republic Capital, LLC d/b/a Republic Business Credit a Louisiana limited liability company 900 Camp Street, Suite 301 New Orleans, LA 70130	“Purchaser”

And:	The Entities Set Forth on Schedule 1 Attached Hereto	Collectively the “Sellers” and each a “seller”
	June 4, 2024	“Amendment Date”

recitals

WHEREAS, on or about October 28, 2019, Purchaser and Sellers entered into that certain Agreement for Purchase and Sale, including Schedule 2 setting forth the “Purchase Provisions” as amended by (i) that certain First Amendment to the Agreement for Purchase and Sale dated July 10, 2020; (ii) that certain Second Amendment to the Agreement for Purchase and Sale dated December 6, 2021; (iii) that certain Third Amendment to the Agreement for Purchase and Sale dated January 12, 2023; (iv) that certain Letter Agreement dated June 23, 2023 (the “Letter Agreement”); (v) that certain Fifth Amendment to the Agreement for Purchase and Sale dated December 1, 2023; and (v) that certain Sixth Amendment, Consent and Waiver to the Agreement for Purchase and Sale dated January 25, 2024 as the same may have been amended, modified or restated, including by this Seventh Amendment, the “Purchase Agreement”), together with instruments, agreements and documents executed in connection therewith (as the same may have been amended, modified or restated, the “Purchase Agreement Documents”) providing for the sale of certain Accounts by Sellers to Purchaser;

WHEREAS, as an accommodation to Sellers, Purchaser has agreed to an amendment dated as of June 4, 2024 (the “First Amendment to Intercreditor Agreement”) to that certain Intercreditor and Subordination Agreement dated December 1, 2023 by and among Sellers, Purchaser and Funicular Funds, LP, a Delaware limited partnership (“FFLP”) pursuant to which Purchaser consents to the subordination by Purchaser of that certain Secured Promissory Note dated as of June 4, 2024 in the amount of $500,000 executed by Ricebran Technologies in favor of FFLP (the “Note”); and

WHEREAS, Sellers have requested that Purchaser enter into this Seventh Amendment to evidence Purchaser’s (i) consent and agreement that, subject to the terms of this Seventh Amendment, notwithstanding anything in the Purchase Agreement to the contrary, each Seller’s (a) entry into the Note and the transactions contemplated thereby and (b) performance of its obligations under the Note shall be permitted under the Purchase Agreement, (ii) waiver and consent to, subject to the terms of this Seventh Amendment and notwithstanding anything in the Purchase Agreement to the contrary, of any “Event of Default” under the Purchase Agreement that may arise or result from (a) each Seller’s (1) entry into the Note and the transactions contemplated thereby and (2) performance of its obligations thereunder and (b) certain other events as set forth further herein, and (iii) agreement to certain amendments to the Purchase Agreement as further set forth herein.

WHEREAS, Sellers have requested and Purchaser has agreed to increase the Advance Rate as set forth in the Purchase Agreement.

agreement

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Seventh Amendment and other good and valuable consideration, the receipt of which is acknowledged, the Parties hereto agree as follows:

1.           Definitions. Capitalized terms used herein but not defined herein shall have such meaning as respectively ascribed to such term in the Purchase Agreement Documents.

2.           Amendments to the Purchase Agreement Documents.

2.1

The following definitions shall be added to Annex A Purchase Agreement Definitions in alphabetical order:

“Seventh Amendment” shall mean that certain Seventh Amendment to the Agreement for Purchase and Sale, dated as of the Seventh Amendment Effective Date by and among Purchaser and Sellers.

“Seventh Amendment Effective Date” shall mean June 4, 2024.

Seventh Amendment to the Agreement for Purchase and Sale

Seventh Amendment to the Agreement for Purchase and Sale

2.2

The definition of "Funicular Note" in Annex A Purchase Agreement Definitions shall be stricken in its entirety and replaced with the following:

“Funicular Notes” means (i) that certain Secured Promissory Note, dated as of December 1, 2023, issued by RiceBran, as amended, restated, amended and restated, supplemented or otherwise modified from time to time and (ii) that certain Secured Promissory Note, dated as of June 4, 2024, issued by RiceBran, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

2.3	The term "Funicular Note" shall be stricken it its entirety and replaced with "Funicular Notes".

2.4

The definition of "Intercreditor Agreement" in Annex A Purchase Agreement Definitions shall be stricken it its entirety and replaced with the following:

“Intercreditor Agreement” shall mean that certain Intercreditor and Subordination Agreement dated as of December 1, 2023, between Funicular and Purchaser, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

2.5

The definition of "Permitted Encumbrances" in Annex A Purchase Agreement Definitions shall be stricken it its entirety and replaced with the following:

“Permitted Encumbrances” has the meaning assigned to such term in the Funicular Notes as in effect, with respect to the Funicular Note described in clause (i) of the definition of “Funicular Notes”, on the Fifth Amendment Effective Date, and, with respect to the Funicular Note described in clause (ii) of the definition of “Funicular Notes”, on the Seventh Amendment Effective Date.

2.6

The definition of “Advance Rate” shall be stricken in its entirety and replaced with the following:

““Advance Rate” shall mean an amount up to Ninety Percent (90.00%) of the Aggregate Net Face Value of Accounts of MGI Grain as identified in each Assignment Schedule delivered to Purchaser.”

2.5         Section 5.6(b) and (c) of the Purchase Provisions to the Purchase Agreement shall be stricken in its entirety and replaced with the following:

(b) except for such sales and other dispositions as permitted by Section 2.7 of the Funicular Notes (excluding the transfer of the RBC Priority Collateral except as permitted under Section 2.7(e) therein) as in effect, with respect to the Funicular Note described in clause (i) of the definition of “Funicular Notes”, on the Fifth Amendment Effective Date, and, with respect to the Funicular Note described in clause (ii) of the definition of “Funicular Notes”, on the Seventh Amendment Effective Date and as contemplated by the GRR APA, no inventory, equipment or other asset has been sold outside the ordinary course of Seller’s business without first giving Purchaser written notice and obtaining Purchaser’s written consent, which consent shall not unreasonably be withheld or delayed; (c) it has not entered and will not enter into any agreement with any party other than Purchaser which authorizes such party to initiate ACH transfers or other withdrawals from any Seller deposit account in connection with a merchant cash advance or other financing facility, except with Purchaser’s prior written consent or, subject to the Intercreditor Agreement, in connection with the entry into deposit account control agreements as set forth in the Funicular Note as in effect on the, with respect to the Funicular Note described in clause (i) of the definition of “Funicular Notes”, Fifth Amendment Effective Date, and, with respect to the Funicular Note described in clause (ii) of the definition of “Funicular Notes”, the Seventh Amendment Effective Date;

3.           Seventh Amendment Transaction Consent by Purchaser. In addition to the amendments set forth in Section 2 of this Seventh Amendment and the other provisions herein, Purchaser hereby (i) consents to and agrees that the entry into the Note by Sellers and the granting of security interests and transactions contemplated thereby shall be permitted under the Purchase Agreement, (ii) waives any breach, default, event of default, or right of termination under the Purchase Agreement that may arise or has resulted from the entry by Sellers into the Note or the granting or the security interests or the transactions contemplated thereby, including, without limitation, any “Event of Default” as defined in Section 7 of the Purchase Agreement, (iii) authorizes the filing of a financing statement by Funicular with respect to the Note, and (iv) acknowledges that the consent and agreement and authorization set forth in clauses (i) and (iii) above shall satisfy Section 5.4 and Section 6 of the Purchase Provisions to the Purchase Agreement.

4.           Effective Date. This Seventh Amendment shall become effective as of the Amendment Date set forth in the preamble above upon execution of this Seventh Amendment by all Parties hereto.

Seventh Amendment to the Agreement for Purchase and Sale

Seventh Amendment to the Agreement for Purchase and Sale

5.           Ratification of Purchase Agreement Documents. Except as otherwise expressly modified, amended or revised herein, the Parties acknowledge and agree that the provisions, terms and conditions of each of the Purchase Agreement Documents shall continue with full force and effect and govern each Party’s rights, duties, obligations and remedies. Sellers do hereby ratify and confirm the provisions, terms and conditions of each of the Purchase Agreement, which shall remain in full force and effect, except as the Purchase Agreement is modified herein. Except as otherwise expressly provided for herein, this Seventh Amendment shall in no way affect or otherwise release any Collateral held by Purchaser as security on the Purchase Agreement Documents or waive any rights thereto expect as specifically provided for herein, and the same shall continue to secure the obligations of Sellers to Purchaser under the Purchase Agreement. Except as otherwise expressly provided for herein, this Seventh Amendment shall in no way affect or otherwise release Sellers or any person, entity, company or guarantor from the obligations or waive in any manner whatsoever Purchaser’s rights against Sellers or any person, entity, company, or guarantor who is obligated under the Purchase Agreement Documents. Each Seller hereby ratifies, makes, or remakes and agrees to comply with each and every agreement, representation, warranty, and covenant set forth in the Purchase Agreement as if fully set forth herein. To the extent of any conflict between the terms of this Seventh Amendment and any Purchase Agreement Documents, the terms of this Seventh Amendment will govern and control. The Purchase Agreement and this Seventh Amendment will be read and construed as one agreement.

6.           Release. In consideration of the amendments contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Seller, on behalf of itself and its successors and assigns, and its present and former equity holders, shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (each Seller and all such other Persons being hereinafter referred to collectively as the “Releasing Parties” and individually as a “Releasing Party”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Purchaser and its successors and assigns, and its present and former equity holders, shareholders, members, managers, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents, legal representatives and other representatives (Purchaser and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from any and all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every kind and nature, known or unknown, suspected or unsuspected, at law or in equity, which any Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Seventh Amendment Effective Date, in each case, for or on account of, or in relation to, or in any way in connection with this Seventh Amendment, the Purchase Agreement, any of the other Purchase Agreement Documents or any of the transactions hereunder or thereunder. Releasing Parties hereby represent to the Releasees that they have not assigned or transferred any interest in any Claims against any Releasee prior to the date hereof. Each Seller agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered will affect in any manner the final, absolute and unconditional nature of the release set forth herein.

7.           Additional provisions.

7.1         Entire Amendment. This Seventh Amendment, including the Recitals set forth above which are incorporated herein by this reference and made a part of this Seventh Amendment, contains the entire agreement of the Parties hereto regarding the subject matter herein, which shall supersede any prior oral or written statement with respect herein. This Seventh Amendment shall be binding upon any assignee and successor in interest of the Parties hereto.

7.2         Severability. Any provision of this Seventh Amendment held by a court of competent jurisdiction to be invalid or unenforceable will not impair or invalidate the remainder of this Seventh Amendment.

7.3         Reviewed by Attorneys. Each Seller represents and warrants to Purchaser that it (a) understands fully the terms of this Seventh Amendment and the consequences of the execution and delivery of this Seventh Amendment, (b) has been afforded an opportunity to discuss this Seventh Amendment with, and have this Seventh Amendment reviewed by, such attorneys and other persons as Sellers may wish, and (c) has entered into this Seventh Amendment and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The Parties hereto acknowledge and agree that neither this Seventh Amendment nor the other documents executed pursuant hereto will be construed more favorably in favor of one than the other based upon which Party drafted the same, it being acknowledged that all Parties hereto contributed substantially to the negotiation and preparation of this Seventh Amendment and the other documents executed pursuant hereto or in connection herewith.

7.4         Further Amendment. The Parties hereto agree that this Seventh Amendment may only be modified or amended in writing signed by duly authorized officer or employee of each of Sellers and Purchaser.

7.5         Governing Law. This Seventh Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Texas.

7.6         Execution in Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. A signature sent by telecopy or Electronic Signature shall be as valid and binding upon the Party as an original signature of such Party, provided, however, notwithstanding anything to the contrary contained herein, Purchaser may require an original signature at its sole discretion prior to this Seventh Amendment becoming effective.

[Signature Page to Follow]

Seventh Amendment to the Agreement for Purchase and Sale

Seventh Amendment to the Agreement for Purchase and Sale

EXECUTION

In Witness Whereof, the Parties hereto have caused this Seventh Amendment to be duly executed by their respective authorized officers as of the Seventh Amendment Effective Date.

PURCHASER:

CONTINENTAL REPUBLIC CAPITAL, LLC

d/b/a REPUBLIC BUSINESS CREDIT,

a Louisiana limited liability company

By:          /s/ Melissa Baines

Name: Melissa Baines

Title: Chief Risk Officer

Seventh Amendment to the Agreement for Purchase and Sale

Seventh Amendment to the Agreement for Purchase and Sale

SELLERS:

RICEBRAN TECHNOLOGIES D/B/A RICEBRAN TECHNOLOGIES, INC.

a California corporation

By:          /s/ Eric Tompkins

Name: Eric Tompkins

Title: Executive Chairman

GOLDEN RIDGE RICE MILLS, INC.

a Delaware corporation

By:          /s/ Eric Tompkins

Name: Eric Tompkins

Title: Executive Chairman

MGI GRAIN INCORPORATED

a Delaware corporation

By:          /s/ Eric Tompkins

Name: Eric Tompkins

Title: Executive Chairman

Seventh Amendment to the Agreement for Purchase and Sale

SCHEDULE 1

RICEBRAN TECHNOLOGIES D/B/A RICEBRAN TECHNOLOGIES, INC. (“RiceBran”)

a California corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

GOLDEN RIDGE RICE MILLS, INC. (“Golden Ridge”)

a Delaware corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

MGI GRAIN INCORPORATED (“MGI Grain”)

a Delaware corporation

1330 Lake Robbins Dr., Suite 250

The Woodlands, TX 77380

Schedule 1 to Seventh Amendment to the Agreement for Purchase and Sale